SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this “Agreement”) is dated as of April 7, 2014, between Naked Brand Group, Inc., a Nevada corporation (the “Company”), and the purchasers signatory hereto (the each a “Purchaser” and collectively, the “Purchasers”).

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2)(a) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, severally and not jointly (i) 6% senior secured convertible promissory notes, in the aggregate principal face amount of up to $1,000,000 (the “Purchase Price”) and in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be automatically convertible into and exchanged for securities of the Company in a Subsequent Financing (as defined in the Notes) in accordance with Section 4 of the Notes; WHEREAS, the Notes shall be secured by a priority perfected security interest in all of the tangible and intangible assets of the Company, whether such assets are now owned or hereafter created or acquired by the Company (collectively, the “Assets”), all in accordance with the terms of a security agreement in the form attached hereto as Exhibit B (the “Security Agreement”).

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1.     Purchase and Sale of the Securities.

     (a)     Closing. On the Closing Date (as defined below), upon the terms and subject to the conditions set forth herein:

(i)

the Company hereby agrees to sell to the Purchasers, and the Purchasers hereby agree to purchase from the Company the Notes, in consideration of the Purchase Price, as set forth on each such Purchaser’s signature page. For purposes of this Agreement, “Closing Date” means the date on which all of the Transaction Documents (as defined herein) have been executed and delivered by the parties thereto, and all conditions precedent to (i) Purchasers’ obligations to pay the Purchase Price and (ii) the Company’s obligation to deliver the Notes, have been satisfied or waived; and

(ii)

the Purchasers shall deliver the Purchase Price, via wire transfer of immediately available funds payable by the Purchasers to the Company, and together with this Agreement, the Notes, Security Agreement and any and all exhibits and schedules hereto or hereto, the “Transaction Documents”), using the wire instructions provided by the Company.

The Company and the Purchasers shall each deliver to the other items set forth in Section 1(b) deliverable at the closing (the “Closing”).

     (b)     Deliverables.

(i)

On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser (other than with respect to an agreement which will only be delivered to the applicable Purchaser or Purchasers) the following:

A.	this Agreement, duly executed by the Company;

B.	a Note, duly executed by the Company, in the Purchase Price set forth on such Purchaser’s signature page; and

C.	the Security Agreement, duly executed by the Company and evidence of filing UCC Financing Statements with the State of Nevada in a form reasonably acceptable to Purchasers.

(ii)

On or prior to the Closing Date, each Purchaser (other than with respect to an agreement which will only be delivered by the applicable Purchasers) shall deliver or cause to be delivered to the Company the following:

A.	this Agreement, duly executed by each Purchaser;

B.	the Security Agreement, duly executed by the Collateral Agent (as defined below); and

C.	the Purchase Price by wire transfer to the Company at:

     (c)     Closing Conditions.

(i)	The obligations of the Company hereunder in connection with the Closing are subject to the waiver or satisfaction of the following conditions:

A.	the accuracy on the Closing Date of the representations and warranties of Purchasers contained herein;

B.	all obligations, covenants and agreements of Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

C.	the delivery by Purchasers of the items set forth in Section 1(b)(ii) of this Agreement.

(ii)	The obligations of Purchasers hereunder in connection with the Closing are subject to the waiver or satisfaction of the following conditions:

A.	the accuracy in all material respects on the Closing Date of the representations and warranties of Company contained herein

B.	all obligations and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

C.	the delivery by the Company of the items set forth in Section 1(b)(i) of this Agreement.

2.     Security. In accordance with the terms and the conditions of the Security Agreement, the Company agrees to secure the repayment of the loan amount under the Notes (the “Loan Amount”), all accrued and unpaid interest thereon and all other payments due thereunder, as well as all of the Company’s obligations thereunder by creating a Security Agreement for the benefit of all Purchasers. From time to time, Purchaser may demand, and the Company shall execute, such additional documents as may be reasonably necessary to maintain the Security.

3.     Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows:

     (a)     Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted and contemplated to be conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a material adverse effect on the business, condition (financial or otherwise), operations, prospects or property of the Company (“Material Adverse Effect”), and no proceeding has been initiated in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

     (b)     Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the board of directors or the Company’s stockholders in connection therewith, other than as set forth on Schedule 3(c). Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except: (i) as may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     (c)     No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Notes and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

     (d)     Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of a Current Report on Form 8-K and a Form D with the Securities and Exchange Commission (the “Commission”) and such filings as are required to be made under applicable state and provincial securities laws (the “Required Approvals”).

     (e)     Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

     (f)     No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Notes by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to Purchasers.

     (g)     Acknowledgment Regarding the Purchasers’ Purchase of Notes. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

     (h)     Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

     (i)     Full Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.     Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company, only with respect to itself, as follows: (a) Purchaser is an “accredited investor” as defined by Rule 501 under the Securities Act. Purchaser is capable of evaluating the merits and risks of its investment in the Securities and has the ability and capacity to protect its interests. In addition, Purchaser is an “accredited investor” as defined by National Instrument 45-106 – Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators.

     (b)     Purchaser understands that the Notes have not been registered. Purchaser understands that the Securities will not be registered under the Securities Act in reliance upon an exemption in reliance on Section 4(2) of the Securities Act.

     (c)     Purchaser acknowledges that Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Notes and of making an informed investment decision with respect thereto.

     (d)     Purchaser is purchasing the Notes for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Notes in compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

     (e)     Purchaser has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except: (i) as may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     (f)     There are no actions, suits, proceedings or investigations pending against Purchaser or Purchaser’s assets before any court or governmental agency (nor, to Purchaser’s knowledge, is there any threat thereof) which would impair in any way Purchaser’s ability to enter into and fully perform Purchaser’s commitments and obligations under this Agreement or the transactions contemplated hereby.

     (g)     The execution, delivery and performance of and compliance with this Agreement and the issuance of the Notes to Purchaser will not result in any violation of, or conflict with, or constitute a default under, any of Purchaser’s articles of incorporation or by-laws, or equivalent limited liability company, trust or partnership documents, if applicable, or any agreement to which Purchaser is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Purchaser or the Notes purchased by Purchaser.

     (h)     Purchaser understands that the Notes shall bear a restrictive legend:

     (i)     Purchaser represents and warrants that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement.

     (j)     Purchaser acknowledges and agrees that any subsequent trade in the Note (or any securities into which the Note is converted or exchanged)(collectively, the “Securities”) in or from any province or territory of Canada will be a distribution subject to the prospectus requirements of applicable provincial securities laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the any of the Securities (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend specified in Multilateral Instrument 51-105 or National Instrument 45-102, as applicable (the “51-105 Legend”). As Purchaser is not a resident of Canada, Purchaser undertakes not to trade or resell any of the Securities in or from Canada unless the trade or resale is made in accordance with Multilateral Instrument 51-105 or National Instrument 45-102, as applicable, and Purchaser understands and agrees that the Company and others will rely upon the truth and accuracy of these representations and warranties made in this Agreement and agrees that if such representations and warranties are no longer accurate or have been breached, Purchaser shall immediately notify the Company. By executing and delivering this Agreement and as a consequence of the representations and warranties made by Purchaser in this Agreement, Purchaser directs the Company not to include the 51-105 Legend on any certificates representing any of the Securities to be issued to Purchaser and, as a consequence, Purchaser will not be able to rely on the resale provisions of MI 51-105 or National Instrument 45-102, and any subsequent trade in any of the Securities in or from any jurisdiction of Canada will be a distribution subject to the prospectus requirements of applicable Canadian securities laws. If Purchaser wishes to trade or resell any of the Securities in or from any jurisdiction of Canada, Purchaser agrees and undertakes to return, prior to any such trade or resale, any certificate representing any of the Securities to the Company’s transfer agent to have the 51-105 Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the 51-105 Legend on any ownership statement issued under a direct registration system or other book entry system.

5.     Other Agreements.

     Further Assurances. At any time or from time to time after the execution hereof, the Company will promptly execute, deliver, verify, acknowledge, record and/or file any and all further documents and instruments (including financing statements and continuation statements), and promptly take any and all such other and further actions, as Purchaser may request in order to evidence or more fully effectuate the transactions and security arrangements contemplated hereby and to otherwise carry out the terms hereof.

6.     Appointment of Collateral Agent; Indemnification of Collateral Agent.

     (a)     Appointment of Collateral Agent. Each Purchaser hereby appoints, authorizes and empowers CSD Holdings, LLC (the “Collateral Agent”) to act as the collateral agent and as representative, attorney-in-fact and agent, with full power of substitution, to act in the name, place and stead of each of Purchaser, to take all actions necessary or appropriate in its judgment for the accomplishment of the terms of any of the Transaction Documents, and to act on behalf of each Purchaser and to do or refrain from doing all such further acts and things, to make all decisions and determinations, and to execute, deliver and receive all such documents, as it shall deem necessary or appropriate in conjunction with any of the transactions contemplated by the Transaction Documents. This appointment may be terminated, and such termination shall be effective, upon the earlier of the Collateral Agent’s resignation as collateral agent and the written consent of the holders of a majority-in-interest of the Notes.

     (b)     Limitation of Liability; Indemnification. In addition to any and all protections and rights that may be granted hereunder to the Collateral Agent as collateral agent, to the maximum extent permissible by law, the Collateral Agent will incur no liability with respect to any action or inaction taken or failed to be taken in connection with its services as the collateral agent, except its own willful misconduct or gross negligence. In all questions arising under any of the Loan Documents, the Collateral Agent may rely on the advice of counsel of its choosing, and the Collateral Agent will not be liable to any party to any of the Transaction Documents or any other person or party for anything done, omitted or suffered in good faith by it in its capacity as the collateral agent based on such advice. Each of the Purchasers (a) agrees, jointly and severally, to indemnify, defend and save harmless the Collateral Agent from and against any and all loss, liability or expense (including the reasonable fees and expenses of outside counsel and experts and their staffs and all expense of document location, duplication and shipment) arising out of or in connection with the Collateral Agent’s execution and performance of its duties as collateral agent under any of the Transaction Documents (a “Collateral Agent Expense”), except to the extent that such Collateral Agent Expense is finally adjudicated to have been primarily caused by the gross negligence or willful misconduct of the Collateral Agent, in its capacity as collateral agent, and (b) acknowledges and agrees that the foregoing indemnities shall survive the Collateral Agent’s resignation as the collateral agent or the termination of any of the Transaction Documents. In no event shall the Collateral Agent, in its capacity as the collateral agent, be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

7.     Miscellaneous.

     (a)     The Company agrees not to transfer or assign this Agreement or any of the Company’s rights or obligations herein and each Purchaser agrees that the transfer or assignment of the Notes acquired pursuant hereto shall be made only in accordance with all applicable laws.

     (b)     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Transaction Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument signed by all parties.

     (c)     Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax, if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail, with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid), to the following addresses:

(i)	If to the Company, at:

Naked Brand Group 2-34346 Manufacturer’s Way Abbotsford, BC VU2S7MI Tel: 604.855.4767 Fax: 877.366.4767

(ii)	If to a Purchaser, to the address set forth on its signature page hereto,

     (d)     No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by all parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

     (e)     This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York as such laws are applied by the New York courts to contracts solely performed within its borders, except with respect to the conflicts of law provisions thereof.

     (f)     Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in New York County, New York. The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the federal and state courts located in New York County, New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the federal and state courts located in New York County, New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

     (g)     If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

     (h)     The Company understands and agrees that money damages may not be a sufficient remedy for any breach of this Agreement by the Company, and that Purchaser shall be entitled to equitable relief, including an injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefor. Such remedies shall not be deemed to be the exclusive remedies for a breach by the Company of this Agreement, but shall be in addition to all other remedies available at law or equity to Purchaser.

     (i)     All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

     (j)     This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

     (k)     The Company shall be responsible for the payment of all fees and expenses in connection with the transactions contemplated in this Agreement and the Transaction Documents, including, without limitation, the fees and out-of-pocket expenses of Roetzel & Andress, LPA, incurred in connection with the preparation and negotiation of the Transaction Documents. Such fees and expenses shall be paid at Closing.

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

Company Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAKED BRAND GROUP, INC.

By:
Name: Joel Primus
Title: Chief Executive Officer

Purchaser Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[PURCHASER]

By:
Name:
Title:

Purchase Price:

Address for Notice:

Attention of:
Telephone:
Facsimile:

Exhibit A

Form of Senior Secured Convertible Note

Exhibit B

Form of Security Agreement